Exhibit 99
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Mark F. Muething and John P. Gruber and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of Annuity Investors® Variable Accounts A, B & C under the Securities Act of 1933 (File Nos. 033-59861, 033-65409, 333-51955, 333-19725, 333-51971, 333-88302, 333-88300, 333-148387, 333-148444, 333-148459, 333-148676 and 333-148940) and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of Annuity Investors® Variable Accounts A, B & C, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

Date: February 10, 2010	/s/ Charles R. Scheper
Charles R. Scheper
President, Chief Executive Officer and Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Mark F. Muething and John P. Gruber and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of Annuity Investors® Variable Accounts A, B & C under the Securities Act of 1933 (File Nos. 033-59861, 033-65409, 333-51955, 333-19725, 333-51971, 333-88302, 333-88300, 333-148387, 333-148444, 333-148459, 333-148676 and 333-148940) and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of Annuity Investors® Variable Accounts A, B & C, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

Date: February 10, 2010	/s/ S. Craig Lindner
S. Craig Lindner
Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints John P. Gruber, his true and lawful attorney and agent in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of Annuity Investors® Variable Accounts A, B & C under the Securities Act of 1933 (File Nos. 033-59861, 033-65409, 333-51955, 333-19725, 333-51971, 333-88302, 333-88300, 333-148387, 333-148444, 333-148459, 333-148676 and 333-148940) and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of Annuity Investors® Variable Accounts A, B & C, hereby ratifying and confirming all actions of any of said attorney and agent hereunder.

Date: February 10, 2010	/s/ Mark F. Muething
Mark F. Muething
Executive Vice President, Secretary and Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Mark F. Muething and John P. Gruber and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of Annuity Investors® Variable Accounts A, B & C under the Securities Act of 1933 (File Nos. 033-59861, 033-65409, 333-51955, 333-19725, 333-51971, 333-88302, 333-88300, 333-148387, 333-148444, 333-148459, 333-148676 and 333-148940) and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of Annuity Investors® Variable Accounts A, B & C, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

Date: February 10, 2010	/s/ Christopher P. Miliano
Christopher P. Miliano
Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Mark F. Muething and John P. Gruber and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of Annuity Investors® Variable Accounts A, B & C under the Securities Act of 1933 (File Nos. 033-59861, 033-65409, 333-51955, 333-19725, 333-51971, 333-88302, 333-88300, 333-148387, 333-148444, 333-148459, 333-148676 and 333-148940) and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of Annuity Investors® Variable Accounts A, B & C, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

Date: February 15, 2010	/s/ Richard L. Magoteaux
Richard L. Magoteaux
Executive Vice President, Chief Financial Officer – Operations & Treasurer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Mark F. Muething and John P. Gruber and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of Annuity Investors® Variable Accounts A, B & C under the Securities Act of 1933 (File Nos. 033-59861, 033-65409, 333-51955, 333-19725, 333-51971, 333-88302, 333-88300, 333-148387, 333-148444, 333-148459, 333-148676 and 333-148940) and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of Annuity Investors® Variable Accounts A, B & C, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

Date: February 10, 2010	/s/ Michael J. Prager
Michael J. Prager
Director